                       [BANC ONE CORPORATION LETTERHEAD]

FOR RELEASE: January 20, 1997

                     BANC ONE REPORTS RECORD FULL YEAR AND
                          FOURTH QUARTER 1996 EARNINGS

            BANC ONE ANNOUNCES 12% QUARTERLY CASH DIVIDEND INCREASE
                        AND 12 MILLION SHARE REPURCHASE
                   ------------------------------------------


BANC ONE CORPORATION, Columbus, Ohio (NYSE:ONE) announced record 1996 earnings of $1.4 billion, a 12 percent increase over 1995 earnings of $1.3 billion. 1996 earnings of $3.23 per share represented an 11 percent increase over 1995 earnings of $2.91 per share. Earnings for the fourth quarter of 1996 were $370 million or $.85 per share, an increase from $337 million or $.77 per share reported in the fourth quarter 1995.

John B. McCoy, Chairman and Chief Executive Officer of BANC ONE CORPORATION, said, "We are very pleased with the Corporation's performance throughout 1996. Strong earnings resulted from momentum generated throughout the franchise as we work toward becoming a national provider of financial services. Nearly all BANC ONE businesses and markets achieved great success in meeting their goals in 1996."

McCoy also announced the Corporation's Board of Directors approved an increase in the quarterly cash dividend paid on the common stock from $.34 to $.38 per share. On an annualized basis, the cash dividend of $1.52 per share is an increase of 12 percent above BANC ONE's 1996 dividend rate of $1.36 per share. The board of directors also approved a cash dividend of $.875 per share on shares of the BANC ONE Series C Preferred Stock. Both cash dividends are payable on March 31, 1997 to shareholders of record March 14, 1997.

In other actions, the board of directors approved the repurchase of up to 12 million shares of BANC ONE common stock for use in the previously announced acquisition of Liberty Bancorp, Inc., a multibank holding company headquartered in Oklahoma City, OK. These purchases may be effected through public and private transactions. The transaction was announced in the fourth quarter of 1996 and is expected to close at the end of the second quarter of 1997.


                                    - more -

BANC ONE
page 2

For the year, profitability remained strong as the Corporation earned 1.48 percent on average assets and 17.11 percent on average common equity. Book value per common share increased to $19.75 at year end from $18.58 at December 31, 1995.

Taxable equivalent net interest income increased 17 percent to $4.9 billion from $4.2 billion a year ago. Average earning assets grew 11.1 percent to $88.0 billion from $79.2 billion a year ago. BANC ONE's net interest margin increased 28 basis points to 5.59 percent from 5.31 percent in 1995. BANC ONE experienced strong fourth quarter loan growth in nearly all loan categories and regions. Average managed loan balances grew 10 percent compared to the prior year.

Non-interest income before securities transactions increased 16 percent or $293 million to $2.1 billion for the year from $1.8 billion in 1995. Non-interest income growth resulted primarily from increased revenue from investment management, insurance, securities brokerage and investment banking, all of which achieved growth in excess of 11 percent. The inclusion of Banc One Louisiana and revenue from mortgage banking also contributed to the growth. During the fourth quarter, the Corporation recognized a gain of $97 million due to the sale of a loan portfolio.

Non-interest expense totaled $4.2 billion in 1996, an increase from $3.6 billion in 1995. The increase in non-interest expenses was principally due to the addition of Banc One Louisiana and expenses associated with the Corporation's strategic initiative for the consolidation and standardization of systems and procedures. The Corporation's efficiency ratio improved to 59.3 percent for 1996 compared to 60.0 percent a year ago.

BANC ONE's ending allowance for credit losses was $1.1 billion or 1.45 percent of ending loans, and provided coverage of 281 percent of nonperforming loans. The provision for credit losses increased in the fourth quarter to $244 million and exceeded net charge-offs of $230 million by $14 million.

BANC ONE CORPORATION had assets of $101.8 billion and common equity of $8.4 billion at December 31, 1996. BANC ONE now operates 1,502 offices in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. BANC ONE also owns several additional corporations that engage in credit card and merchant processing, consumer finance, mortgage banking, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, equipment leasing and data processing.

Information about BANC ONE's financial results and its products and services can be accessed on the Internet at: http://www.bankone.com and through InvestQuest
(TM) at http://www.investquest.com or Fax-on-demand : (614) 844-3860
                                                      ####

BANC ONE CORPORATION and Subsidiaries
-------------------------------------

                                                Fourth Quarter
                                                    1996
-------------------------------------------------------------------------------------
 Balance Sheet (1)(2)             Ending           Average         Income /    Yield /
 Yields/Rates $(thousands)        Balance          Balance         Expense      Rate
-------------------------------------------------------------------------------------
 Short term investments      $     348,717    $     453,442     $     6,055     5.31  %
 Loans held for sale             1,473,756          452,895           6,394     5.62

 Securities: (4)(5)
  Taxable securities            13,856,644       13,344,066         217,159     6.47
  Tax exempt securities          1,665,986        1,663,596          33,000     7.89
                                ----------       ----------       ---------

  Total securities              15,522,630       15,007,662         250,159     6.63

  Loans and leases: (3)
    Commercial                  20,232,193       19,917,607         413,272     8.25
    Real estate:
      Commercial                 6,429,409        6,322,336         143,131     9.01
      Construction               3,601,958        3,517,746          87,154     9.86
      Residential               13,917,037       13,659,046         321,907     9.38
    Consumer , net              19,385,425       19,137,215         451,844     9.39
    Credit card                  8,301,406        9,266,398         393,502    16.89
    Leases, net                  2,326,508        2,210,083          41,102     7.40
                                ----------       ----------       ---------

  Net loans and leases          74,193,936       74,030,431       1,851,912     9.95
                                ----------       ----------       ---------

  Total earning assets          91,539,039       89,944,430       2,114,520     9.35

  Allowance for credit losse    (1,075,092)      (1,053,156)

  Other assets (4)              11,384,140        9,667,024
                                ----------       ----------

  Total assets               $ 101,848,087     $ 98,558,298
                             =============     ============


Deposits:
  Non-interest bearing dem$     16,195,105    $ 14,407,459
  Interest bearing demand        2,241,730        2,065,401           8,763     1.69
  Money market and savings      29,434,561       29,430,505         250,433     3.39
  Time deposits:
     CD's less than $100,000    18,245,164       18,293,149         257,554     5.60
     CD's $100,000 and over:
      Domestic                   3,466,851        4,034,001          52,888     5.22
      Foreign                    2,789,716        3,081,237          41,512     5.36
                                ----------       ----------       ---------

  Total deposits                72,373,127       71,311,752         611,150     3.41

  Borrowed Funds:
    Short-term                  14,105,576       12,798,498         160,953     5.00
    Long-term                    4,189,513        3,667,392          63,793     6.92
                                ----------       ----------       ---------
  Total borrowed funds          18,295,089       16,465,890         224,746     5.43

  Total interest bearing lia    74,473,111       73,370,183     $   835,896     4.53  %
  Other liabilities              2,532,911        2,291,656
  Preferred stock                  207,016          213,518
  Common equity (6)              8,439,944        8,275,482
                                ----------       ----------

  Total liabilities, common
  equity & preferred stock   $ 101,848,087    $  98,558,298
                             =============    =============

(1)  Fully taxable equivalent basis.
(2)  Certain prior period amounts have been reclassified for comparison purposes.
(3)  Nonaccrual loans are included in loan balances.
(4)  Average securities balances are based on amortized historical cost, excluding SFAS 115 adjustments to fair value which are included in other assets.
(5)  Fair value of total securities at December 31, 1996 approximates $15,550.000.
(6)  Net unrealized holding gains (losses) on securities available for sale, net of tax
                             $   20,286       $     34,530
                             ==========       ============

------------------------------------------------------------------------------------------------------------------------------------
                                                Third Quarter                                         Fourth Quarter
                                                     1996                                                 1995
                              -----------------------------------------------       ------------------------------------------------
Balance Sheet (1)(2)             Average            Income /         Yield /            Average           Income /         Yield /
Yields/Rates $(thousands)        Balance            Expense           Rate              Balance           Expense           Rate
------------------------------------------------------------------------------------------------------------------------------------
 Short term investments       $    386,884      $     5,091            5.23%        $    455,748        $   6,506            5.66%
 Loans held for sale               457,243            8,968            7.80              512,793            9,814            7.59

 Securities: (4)(5)
  Taxable securities            13,990,110          227,397            6.47           12,436,407          204,090            6.51
  Tax exempt securities          1,651,198           34,179            8.23            1,769,187           37,807            8.48
                                ----------        ---------                           ----------        ---------

  Total securities              15,641,308          261,576            6.65           14,205,594          241,897            6.76

  Loans and leases: (3)
    Commercial                  19,293,756          403,912            8.33           17,913,449          368,778            8.17
    Real estate:
      Commercial                 6,238,464          140,682            8.97            5,610,877          128,171            9.06
      Construction               3,321,263           80,747            9.67            2,656,586           67,785           10.12
      Residential               11,609,921          268,997            9.22           11,670,522          258,580            8.79
    Consumer , net              20,250,790          467,401            9.18           18,386,712          438,793            9.47
    Credit card                  8,397,805          344,063           16.30            7,295,818          303,859           16.52
    Leases, net                  2,141,961           40,129            7.45            1,635,700           30,367            7.37
                                ----------        ---------                           ----------        ---------

  Net loans and leases          71,253,960        1,745,931            9.75           65,169,664        1,596,333            9.72
                                ----------        ---------                           ----------        ---------

  Total earning assets          87,739,395        2,021,566            9.17           80,343,799        1,854,550            9.16

  Allowance for credit losses   (1,040,458)                                             (917,851)

  Other assets (4)               9,227,274                                             8,810,991
                                ----------                                            ----------
  Total assets               $  95,926,211                                          $ 88,236,939
                             =============                                          ============


Deposits:
  Non-interest bearing demand$  13,820,819                                          $ 13,280,168
  Interest bearing demand        2,131,119            9,710            1.81            7,049,616           35,352            1.99
  Money market and savings      29,342,620          245,121            3.32           21,875,309          205,902            3.73
  Time deposits:
     CD's less than $100,000    18,597,493          258,640            5.53           18,820,385          275,247            5.80
     CD's $100,000 and over:
      Domestic                   3,758,928           49,438            5.23            3,382,376           41,642            4.88
      Foreign                    2,915,574           39,447            5.38            1,239,067           17,202            5.51
                                ----------        ---------                           ----------        ---------

  Total deposits                70,566,553          602,356            3.40           65,646,921          575,345            3.48

  Borrowed Funds:
    Short-term                  11,791,789          152,761            5.15            9,871,373          137,640            5.53
    Long-term                    3,019,504           51,554            6.79            2,675,998           47,019            6.97
                                ----------        ---------                           ----------        ---------

  Total borrowed funds          14,811,293          204,315            5.49           12,547,371          184,659            5.84

  Total interest bearing
   liabilities                  71,557,027     $    806,671            4.48%          64,914,124        $  760,004           4.64%
  Other liabilities              2,112,267                                             2,032,084
  Preferred stock                  240,459                                               249,780
  Common equity (6)              8,195,639                                             7,760,783
                                ----------                                            ----------

  Total liabilities, common
  equity & preferred stock   $  95,926,211                                          $ 88,236,939
                             =============                                          ============


(1)  Fully taxable equivalent basis.
(2)  Certain prior period amounts have been reclassified for comparison purposes.
(3)  Nonaccrual loans are included in loan balances.
(4)  Average securities balances are based on amortized historical cost, excluding SFAS 115 adjustments to fair value which are included in other assets.
(5)  Fair value of total securities at December 31, 1996 approximates $15,550.000.
(6)  Net unrealized holding gains (losses) on securities available for sale, net of tax
                                   (38,334)                                         $     25,453
                                   =======                                          ============

BANC ONE CORPORATION and Subsidiaries
-------------------------------------

                                                                     Year Ended December 31,
                                                          ----------------------------------------

                                                                                         Percent
Key Performance Ratios                                      1996              1995        Change
--------------------------------------------------------------------------------------------------

Return on average assets                                    1.48%            1.47%          0.68%
Return on average common equity                            17.11            16.77           2.03
Return on average total equity                             16.82            16.45           2.25
Average total equity to average assets                      8.80             8.92          (1.35)
Tangible common equity to net assets                        7.66             8.31          (7.82)
Net interest margin (2)                                     5.59             5.31           5.27
Net funds function (2)                                      4.69%            4.74%         (1.05)%


Capital $(thousands) (1)
--------------------------------------------------------------------------------------------------
Tier I amount                                       $  8,078,624           $  7,795,718
Total qualifying capital                              11,731,299             10,897,083
Total risk adjusted assets                            87,373,764             77,575,262
Tier I capital ratio                                        9.25%                10.05%
Total risk adjusted capital ratio                          13.43                 14.05
Leverage ratio                                              8.24%                 8.87%

Intangibles $(thousands) (As of the end of period)
--------------------------------------------------------------------------------------------------
Goodwill                                              $  471,559             $ 242,816
Other Intangibles                                        220,926               230,376
                                                      ----------              --------
Total Intangibles                                     $  692,485             $ 473,192
                                                      ==========              ========

                                                                 Full Year
                                                     ---------------------------------------------
Credit Quality $(millions)                                  1996           1995
--------------------------------------------------------------------------------------------------
Ending allowance for credit losses                    $  1,075.1              $  938.0
Nonperforming assets:
     Nonaccrual                                            374.2                 349.1
     Renegotiated                                            8.2                   5.2
     OREO                                                   53.0                  75.5
                                                      ----------              --------
     Total nonperforming assets                       $    435.4              $  429.8
                                                      ==========              ========

Loans delinquent over 90 days                         $    396.6              $  254.4

Gross charge-offs                                          956.6                 604.0
Recoveries                                                 239.0                 191.2
                                                      ----------              --------
     Net charge-offs                                  $    717.6              $  412.8
                                                      ==========              ========

Key Credit Ratios (3):
  Allowance to ending loans                                 1.45 %                1.45%
  Nonperforming assets to ending loans (4)                  0.58                  0.66
  90 days delinquent to ending loans (4)                    0.52                  0.39
  Net charge-offs to average loans (4)                      1.00                  0.65
  Allowance to nonperforming loans                         281.1 %               264.8%





                                                                     Quarter Ended
                                                     -----------------------------------------------

                                                           Dec 31            Sept 30           Dec 31
Key Performance Ratios                                      1996              1996              1995
                                                     -----------------------------------------------

Return on average assets                                    1.49 %              1.48 %          1.51 %
Return on average common equity                            17.60               17.07           17.00
Return on average total equity                             17.33               16.78           16.68
Average total equity to average assets                      8.61                8.79            9.08
Tangible common equity to net assets                                            7.67
Net interest margin (2)                                     5.66                5.51            5.40
Net funds function (2)                                      4.58 %              4.55 %          4.59 %






                                                                 Fourth Quarter        Third Quarter
------------------------------------------------------------------------------------------------------
Credit Quality $(millions)                                  1996              1995            1996
------------------------------------------------------------------------------------------------------

Ending allowance for credit losses                                                   $     1,054.9
Nonperforming assets:
     Nonaccrual                                                                              415.2
     Renegotiated                                                                              1.3
     OREO                                                                                     61.8
                                                                                           -------
     Total nonperforming assets                                                      $       478.3
                                                                                           =======
Loans delinquent over 90 days

Gross charge-offs                                          291.8             193.5           238.7
Recoveries                                                  61.6              50.2            56.6
                                                        --------           -------         -------
     Net charge-offs                                    $  230.2           $ 143.3         $ 182.1
                                                        ========           =======         =======
Key Credit Ratios (3):
  Allowance to ending loans                                                                   1.45 %
  Nonperforming assets to ending loans (4)                                                    0.65
  90 days delinquent to ending loans (4)                                                      0.47
  Net charge-offs to average loans (4)                      1.23 %            0.87 %          1.01
  Allowance to nonperforming loans                                                           253.3 %

(1) December 31, 1996 amounts are calculated based on preliminary data.
(2) Fully taxable equivalent basis.
(3) Prior period amounts have been restated for reclassification of loans held for sale.
(4) Include loans held for sale

                                 [BANK ONE LOGO]

                              BANC ONE CORPORATION
                     Consolidated Key Financial Data Summary
                        Fourth Quarter and Full Year 1996


                                              Year Ended December 31,
                                    -------------------------------------------
                                                                        Percent
                                             1996            1995        Change
--------------------------------------------------------------------------------
Common Stock Data (3)
--------------------------------------------------------------------------------
Average shares outstanding (000)           436,927          433,323
Ending shares outstanding (000)2           427,263          427,651
Net income per common share            $      3.23       $     2.91        11.00%
Price:
  High                                       47.88            36.48
  Low                                        31.25            22.85
  Close                                      43.00            34.21
Book value                                   19.75            18.58         6.30%
Common dividend                               1.36             1.24         9.68

Income Statement--$(thousands) (1)
--------------------------------------------------------------------------------
Total revenue                          $10,272,356       $8,970,888       $14.51%

Taxable equivalent interest income       8,108,007        7,180,350        12.92

Interest income                          8,044,852        7,100,918        13.29
Interest expense                         3,189,398        2,971,468         7.33
                                        ----------       ----------

  Net interest income                    4,855,454        4,129,450        17.58
 Provision for credit losses               788,087          457,499        72.26

Non-interest income                      2,227,504        1,869,970        19.12
Non-interest expense                     4,184,159        3,631,639        15.21
                                        ----------       ----------

Income before income taxes               2,110,712        1,910,282        10.49

Income taxes                              (684,179)        (632,419)        8.18
                                        ----------       ----------

       Net income                       $1,426,533       $1,277,863     $  11.63%
                                        ==========       ==========

Net income available to
    common stockholders                 $1,410,169       $1,260,376     $  11.88%
                                        ==========       ==========



                                                    Quarter Ended
                                   --------------------------------------------------

                                         December 31,    September 30,   December 31,
                                             1996            1996            1995
-------------------------------------------------------------------------------------
Common Stock Data (3)

Average shares outstanding (000)           430,992         434,773         431,746
Ending shares outstanding (000) (2)
Net income per common share             $     0.85      $     0.81      $     0.77
Price:
  High                                       47.88           41.38           36.48
  Low                                        40.38           31.25           30.35
  Close
Book value
Common dividend                              $0.34            0.34            0.31

Income Statement--$(thousands)(1)
----------------------------------------------------------------------------------
Total revenue                           $2,721,628      $2,575,056      $2,329,187

Taxable equivalent interest              2,114,520       2,021,566       1,854,500
  income

Interest income                          2,099,322       2,005,747       1,837,979
Interest expense                           835,896         806,671         760,004
                                         ---------       ---------       ---------

  Net interest income                    1,263,426       1,199,076       1,077,975
 Provision for credit losses               243,855         210,657         165,891

Non-interest income                        622,306         569,309         491,208
Non-interest expense                     1,106,560       1,030,141         925,503
                                         ---------       ---------       ---------

Income before income taxes                 535,317         527,587         477,789

Income taxes                              (165,520)       (171,660)       (140,943)
                                         ---------       ---------       ---------

       Net income                         $369,797        $355,927         336,846
                                         =========       =========         =======

Net income available to
       common stockholders                $366,174        $351,726        $332,477
                                         =========       =========         =======

(1) Certain prior period amounts have been reclassified to conform with current presentation.
(2) Net of 5.8 million and 24.1 million treasury shares as of Dec. 31, 1996 and Dec. 31, 1995.
(3) Common Stock Data reflect the 10 % stock dividend paid March 6, 1996 to shareholders of record on February 21, 1996.

BANC ONE CORPORATION and Subsidiaries
-------------------------------------


                                         Year Ended December 31,            Quarter Ended
                                         ------------------------ ---------------------------------------

                                                                   December 31, September 30, December 31,
Non-interest  income $(thousands)            1996         1995        1996       1996        1995
---------------------------------------  ------------------------ ---------------------------------------
Income from fiduciary activities            $279,153    $239,411    $ 77,115    $ 71,787    $ 62,231
Service charges on deposit accounts          654,140     544,697     170,297     165,806     144,313
Loan processing and servicing income:
     Mortgage banking                         88,669      78,185      22,273      20,460      25,578
     Credit card and merchant processing     158,271     193,479      44,578      38,152      47,019
        fees
     Loan servicing income                   204,514     249,137      38,650      55,634      62,927
                                          ----------  ----------    --------    --------    --------
Total loan processing & servicing income     451,454     520,801     105,501     114,246     135,524
Other income:
    Insurance                                117,852      84,808      33,997      25,795      22,671
    Securities brokerage                      70,956      50,602      16,617      16,987      15,878
    Investment banking                        39,529      30,857      13,312       6,551       9,386
    Other                                    521,639     370,947     192,219     111,972      93,223
                                          ----------  ----------    --------    --------    --------
Total other income                           749,976     537,214     256,145     161,305     141,158
Securities gains                              92,781      27,847      13,248      56,165       7,982
                                          ----------  ----------    --------    --------    --------
Total non-interest income                 $2,227,504  $1,869,970    $622,306    $569,309    $491,208
                                          ==========  ==========    ========    ========    ========

Non-interest expense $(thousands)
----------------------------------------------------------------------------------------------------
Salary and related costs                  $2,018,327  $1,750,517    $523,338     $490,625   $448,353
Net occupancy expense                        174,473     164,456      38,519      43,586      43,299
Equipment expense                            116,129     104,030      29,831      29,322      25,084
Taxes other than income and payroll           88,086      87,805      20,112      19,450      19,168
Depreciation and amortization                353,331     292,522      90,876      79,777      77,197
Outside services and processing              528,335     426,897     147,944     126,604     117,260
Marketing and development                    167,590     171,163      47,224      38,787      41,374
Communication and transportation             319,554     274,694      84,396      81,889      73,796
FDIC Insurance                                48,290      81,144       1,523      38,319       9,246
Other                                        370,044     278,411     122,797      81,782      70,726
                                          ----------  ----------    --------    --------    --------
Total non-interest expense               $ 4,184,159  $3,631,639  $1,106,560  $1,030,141    $925,503
                                         ===========  ==========  ==========  ==========    ========

BANC ONE CORPORATION and Subsidiaries
-------------------------------------

                                            December                                                   December
                                          Year to date                                               Year to date
                                             1996                                                        1995
                              -------------------------------------------          -------------------------------------------------
 Balance Sheet (1)(2)             Average          Income /     Yield /               Average          Income /     Yield /
 Yields/Rates $(thousands)        Balance          Expense        Rate                Balance          Expense        Rate
------------------------------------------------------------------------------------------------------------------------------------
 Short term investments     $         408,173 $         21,747      5.33%        $       950,833    $       59,862      6.30%
 Loans held for sale                  549,370           39,544      7.20                 418,540            32,925      7.87
 Securities: (4)(5)
  Taxable securities               14,451,132          933,640      6.46               12,791,932          834,808      6.53
  Tax exempt securities             1,694,224          139,391      8.23                1,964,544          171,626      8.74
                                   ----------        ---------                         ----------        ---------

 Total securities                  16,145,356        1,073,031      6.65               14,756,476        1,006,434      6.82

  Loans and leases: (3)
    Commercial                     19,366,928        1,600,332      8.26               17,439,240        1,426,070      8.18
    Real estate:
      Commercial                    6,162,566          553,122      8.98                5,589,638          501,614      8.97
      Construction                  3,214,428          316,406      9.84                2,441,833          250,116     10.24
      Residential                  11,898,026        1,104,160      9.28               11,491,299        1,011,832      8.81
    Consumer, net                  19,896,158        1,875,265      9.43               18,209,617        1,710,328      9.39
    Credit card                     8,360,610        1,373,853     16.43                6,437,512        1,074,026     16.68
    Leases, net                     2,025,861          150,547      7.43                1,479,726          107,143      7.24
                                   ----------        ---------                         ----------        ---------

  Net loans and  leases            70,924,577        6,973,685      9.83               63,088,865        6,081,129      9.64
                                   ----------        ---------                         ----------        ---------
  Total earning assets             88,027,476 $      8,108,007      9.21%              79,214,714        7,180,350      9.06

  Allowance for credit losses      (1,027,931)                                           (900,061)

  Other assets  (4)                 9,398,834                                           8,736,993
                                   ----------                                          ----------

  Total assets              $      96,398,379                                    $     87,051,646
                                   ==========                                          ==========


Deposits:
  Non-interest bearing
   demand                   $      14,029,775                                          12,968,315
  Interest bearing demand           2,386,378           42,883      1.80%               8,263,124          175,734      2.13
  Money market and savings         29,008,134          963,311      3.32               20,095,413          746,564      3.72
Time Deposits:
  CD's less than $100,000          18,928,796        1,053,236      5.56               19,181,386        1,089,761      5.68
  CD's $100,000 and over:
     Domestic                       3,895,007          177,877      4.57                3,724,043          190,453      5.11
     Foreign                        2,428,889          130,033      5.35                1,531,360           87,582      5.72
                                   ----------        ---------                         ----------        ---------

  Total deposits                   70,676,979        2,367,340      3.35               65,763,641        2,290,094      3.48

  Borrowed Funds:
    Short-term                     11,886,849          608,982      5.12                9,302,237          518,682      5.58
    Long-term                       3,172,562          213,076      6.72                2,339,092          162,692      6.96
                                   ----------        ---------                         ----------        ---------
  Total borrowed funds             15,059,411          822,058      5.46               11,641,329          681,374      5.85

  Total interest bearing
    liabilities                    71,706,615 $      3,189,398      4.45%              64,436,655 $      2,971,468      4.61%
  Other liabilities                 2,182,066                                           1,879,174
  Preferred stock                     236,044                                             249,855
  Common equity (6)                 8,243,879                                           7,517,647
                                   ----------                                          ----------

  Total liabilities, common
  equity & preferred stock  $      96,398,379                                   $      87,051,646
                                   ==========                                        ============

(1)  Fully taxable equivalent basis.
(2)  Certain prior period amounts have been reclassified for comparison purposes.
(3)  Nonaccrual loans are included in loan balances.
(4)  Average securities balances are based on amortized historical cost, excluding
     SFAS 115 adjustments to fair value which are included.
(5)  Fair value of total securities at December 31, 1996 approximates $15,550,000.
(6)  Net unrealized holding gains (losses) on securities available for sale,
                            $           9,903                                   $        (23,489)
                                   ==========                                        ============



BANC ONE CORPORATION and Subsidiaries
-------------------------------------

Managed Loan Growth -- $(thousands) (1)(2)
--------------------------------------------------------------------------------

                                                     Qaurterly Average Balances
                               ------------------------------------------------------------------------
                               Fourth          Third        Fourth          Growth         Growth
                               Quarter        Quarter       Quarter        Q4 vs Q3       Q4 vs Q4
                                1996           1996          1995            % (3)            %
                               ------------------------------------------------------------------------

Wholesale
  Commercial loans           $22,118,282   21,643,292    20,252,801             8.73%         9.21%
  Real estate - construc       3,517,746    3,321,263     2,768,433            23.54         27.07
  Real estate - commerci       6,322,336    6,251,036     5,903,120             4.54          7.10
                             -----------   ----------    ----------            -----         -----
       Wholesale - subtotal   31,958,364   31,215,591    28,924,354             9.47         10.49

Consumer
   Real estate - residential   5,736,801    5,876,446     6,494,528            (9.45)       (11.67)
   Home equity                 7,501,795    7,125,664     6,315,999            21.00         18.77
   Direct consumer             2,814,446    2,815,611     2,598,804            (0.16)         8.30
   Indirect consumer          14,389,442   14,262,168    13,453,723             3.55          6.96
   Student                     2,694,019    2,657,420     2,748,787             5.48         (1.99)
   Other consumer                926,909      891,616       754,650            15.75         22.83
   Consumer finance            1,411,872    1,182,243       955,546            77.27         47.76
                             -----------   ----------    ----------            -----         -----
       Consumer (excluding
        credit card           35,475,284   34,811,168    33,322,037             7.59          6.46

   Credit card                12,742,803   12,236,826    10,524,236            16.45         21.08
                             -----------   ----------    ----------            -----         -----
       Total consumer         48,218,087   47,047,994    43,846,273             9.89          9.97
                             -----------   ----------    ----------            -----         -----

   Total loans and leases    $80,176,451  $78,263,585  $ 72,770,627             9.72%        10.18%
                             ===========  ===========  ============            ======        ======



                                                        Period Ending Balances
                               ------------------------------------------------------------------------
                                                                               Growth         Growth
                               December 31,  September 30,   December 31,    Dec vs Sept    Dec vs Dec
                                   1996         1996            1995           % (3)            %
                               ------------------------------------------------------------------------


Wholesale
   Commercial loans $ leases  $22,529,994  $ 21,930,817  $ 20,899,134          10.87 %        7.80 %
   Real estate - construction   3,601,958     3,505,265     2,809,111          10.97         28.22
   Real estate - commercial     6,429,409     6,300,257     5,963,042           8.16          7.82
                              -----------  ------------  ------------          -------       -------
        Wholesale - subtotal   32,561,361    31,736,339    29,671,287          10.34          9.74

Consumer
   Real estate - residential    5,737,608     5,849,589     6,240,608          (7.62)        (8.06)
   Home equity                  7,631,315     7,332,839     6,481,727          16.19         17.74
   Direct consumer              2,772,170     2,839,466     2,572,621          (9.43)         7.76
   Indirect consumer           14,467,319    14,276,894    13,513,316           5.31          7.06
   Student                      2,801,359     2,681,839     2,628,536          17.73          6.57
   Other consumer                 932,883       919,326       785,700           5.87         18.73
   Consumer finance             1,564,034     1,270,894       919,559          91.76         70.09
        Consumer (excluding   -----------  ------------  ------------          -------       -------
           credit card)        35,906,688    35,170,847    33,142,067
                                                                                8.32          8.34
   Credit card                 12,562,205    11,780,022    10,798,738          26.42         16.33
                              -----------  ------------  ------------          -------       -------
        Total consumer         48,468,893    46,950,869    43,940,805          12.86         10.30
                              -----------  ------------  ------------          -------       -------

   Total loans and leases     $81,030,254  $ 78,687,208  $ 73,612,092          11.85 %       10.08 %
                              ===========  ============  ============          =======       =======

(1)  Total of on-balance sheet loans (including loans held for sale) a servicing retained exclusive of mortgages securitized in normal mortgage banking activities.
(2)  Certain adjustments have been made to conform with current presentation.
     Premier Bancorp, Inc. loans have been included on a proforma basis.
(3)  Annualized.